                                                        Exhibit 10.11








INFORMATION ON MORTGAGOR

MORTGAGOR: EURO TECH (FAR EAST) LTD

ESTABLISHED ON: 15 JUN 1971

INCORPORATION CERTIFICATE NO: 24192

REGISTERED ADDRESS: 18/F QEE CHANG HONG CENTRE
                    65 WONG CHUK HANG RD
                    HONG KONG

TEL: (852) 2814 0311


DETAILS ON THE MORTGAGED PROPERTY

PROPERTY ADDRESS: 21/F FLAT D SHANGHAI EAST OCEAN CENTRE
                  588 YAN AN LU LU (E)
                  SHANGHAI 200001
                  P.R.CHINA

USAGE PERIOD OF
LAND            : FROM 5 AUG 1992 TO 4 AUG 2042

GROSS AREA      : 115.97 SQUARE METER

USAGE           : FOR COMMERCIAL USE

PURCHASE PRICE  : HK$2,751,200.00

DETAILS OF INSTALLMENT
----------------------

LOAN AMOUNT:         HK$800,000.00

INSTALLMENT PERIOD:  10 YEARS, 120 INSTALLMENTS

LOAN INTEREST:       13% PER ANNUM

THE FIRST INSTALLMENT PAYMENT DATE:

                     ON THE SAME DAY AS THE GUARANTOR RECEIVES THE LOAN SUM OF EACH MONTH.

                     (DUE AMOUNT SHALL BE PAID ON THE SAME DAY OF EACH MONTH, IF PAY DAY IS NOT BUSINESS DAY, THE INSTALLMENT SHALL BE PAID ON THE NEXT BUSINESS DAY.

MONTHLY INSTALLMENT: HK$11,944.70 (INCLUSIVE OF PRINCIPAL & INTEREST)

THIS IS TO CONFIRM THAT WE HAVE READ IN DETAIL THE CONTENT OF THIS CONTRACT AND AGREED TO COMPLY WITH THE TERMS STATED. BELOW ARE OUR SIGNATURES WITH AUTHORIZED STAMPS:

THE MORTGAGOR:  EURO TECH (FAR EAST) LTD
                SIGNED BY RICKY LAU

THE MORTGAGEE:  THE BANK OF EAST ASIA LTD.
                SIGNED BY WAN KAM-WAH & TANG SING-YU

THE GUARANTOR:  SHANGHAI XING TAI REAL ESTATE DEV. INC.
                SIGNED BY WONG SHEK

WITNESSED:      AUTHORIZED PUBLIC NOTARY, PRC
                SIGNED BY PHILIP K.H. WONG